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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 19, 2003


                    Honda Auto Receivables 2003-1 Owner Trust
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                       (Issuer with respect to Securities)
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                        American Honda Receivables Corp.
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             (Exact name of registrant as specified in its charter)



                    California                               333-71022                   33-0526079
  ----------------------------------------------     ------------------------        -------------------
  (State or Other Jurisdiction of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                                                     Identification No.)



         American Honda Receivables Corp.
               700 Van Ness Avenue
               Torrance, California                                                         90501
     ----------------------------------------                                            ----------
     (Address of Principal Executive Offices)                                            (Zip Code)



                             Registrant's telephone number, including area code  (310) 781-4100
                                                                                 ----------------


                                    No Change
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          (Former name or former address, if changed since last report)
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



         Item 5.   Other Events

         In connection with the offering of Honda Auto Receivables 2003-1 Owner Trust, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c) Exhibit 99.1 - Related Computational Materials (as defined in Item 5 above).

                                    SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                           American Honda Receivables Corp.

                           Registrant



                           By: /s/ Y. Takahashi
                              -----------------------------
                               Name:   Y. Takahashi
                               Title:  President




Dated:  February 19, 2003



                                       3
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                                  EXHIBIT INDEX




Exhibit No.       Description
----------        -----------
99.1              Related Computational Materials (as defined in Item 5 above).